A Message to Variable Life Policyowners


There were significant increases in the Stock Markets in both 1995 and 1996. In 1996, the Dow Jones Industrial Average increased 26.0% in value and the Standard & Poor's 500 Index increased by 20.3%. Both the Dow Jones Industrial Average and the S&P 500 are unmanaged indices.

The yield on the 30 year Treasury Bond has increased recently, so that at the end of January, 1997 it was approximately 7%. Short term rates, as measured by the 3 month Treasury Bill, are yielding 5.4% now, which is slightly ahead of a year ago.

The U.S. Gross Domestic Product for 1996 increased approximately 3% while inflation remains low with the Consumer Price Index increasing by 3.3% in 1996.

The Variable Life Insurance Policies which are the subject of this report are distributed by Washington Square Securities, Inc. ("WSSI"), 20 Washington Avenue South, Minneapolis, Minnesota 55401, (612) 372-5507. WSSI, a registered broker-dealer, is an affiliated company of ReliaStar Bankers Security Life Insurance Company, the issuer of your insurance policy.

The Stock Account. At December 31, 1996, the invested assets were allocated 99% to 57 different stock positions with the remainder in a high quality money market fund. Our emphasis within the stock portfolio continues to be in issues which we believe will perform well in the current environment and tend to hold their values during market weakness.

The Money Market Account. On December 31, 1996, this portfolio held 22 different issues of the highest quality commercial paper with maturities ranging from 1 week to 2 months.

The Investment Grade Bond Account. Bonds represented 93% of investable funds on December 31, 1996, with the remainder in a high quality money market fund. The portfolio was comprised of 22 bond issues, with scheduled maturities ranging from 21 months to 29 years.

The Asset Allocation Account. At December 31, 1996, invested assets were allocated 52% to common stocks, 43% to bonds, with the remainder in a high quality money market fund. There were 57 different common stock issues in the portfolio and 46 different bond positions.

The Outlook. For 1997, we expect economic growth to continue near the trend rate and continuing moderate inflation with interest rates remaining near current levels. At the time of this report, macroeconomic indicators are showing mixed signs. While the business expansion has been underway for almost six years, it is likely to be sustained throughout 1997. Nevertheless, profits are expected to grow albeit at a slower rate than in the past few years.

Beginning on page 8, there appears a report of the USLICO Series Fund whose portfolios support the separate account assets. Total return charts for the Fund's Portfolios are presented at pages 8, 9 and 10.

Name Change. Please note that on July 1, 1996, Bankers Security Life Insurance Society changed its name to ReliaStar Bankers Security Life Insurance Company. ReliaStar Bankers Security is part of a group of companies owned by ReliaStar Financial Corp.


                            Respectfully,




                            James G. Cochran
                            Executive Vice President
                            ReliaStar Bankers Security Life Insurance Company

                  ReliaStar Bankers Security Variable Life Separate Account I
                              Statement of Assets and Liabilities
                                    December  31, 1996

                                                                    Sub-accounts
                                                 Common       Money                     Asset        Total
                                                 Stock        Market        Bond      Allocation  Sub-accounts
                                              ------------ ------------ ------------ ------------ ------------
Assets:
 Investments in USLICO Series
   Fund Portfolios (see below)               $ 11,426,420 $  5,083,111 $  1,199,475 $  5,447,240 $ 23,156,246

 Policy loans                                   1,024,694      663,172        5,815      363,266    2,056,947
                                              ------------ ------------ ------------ ------------ ------------
       Total assets                            12,451,114    5,746,283    1,205,290    5,810,506   25,213,193
                                              ------------ ------------ ------------ ------------ ------------
Liabilities:
 Net accrued for policy related
     transactions due to ReliaStar Bankers        397,396      346,574       30,230      280,447    1,054,647

 Amounts payable to ReliaStar Bankers             375,000      125,000    1,000,000    1,000,000    2,500,000
                                              ------------ ------------ ------------ ------------ ------------
       Total liabilities                          772,396      471,574    1,030,230    1,280,447    3,554,647
                                              ------------ ------------ ------------ ------------ ------------
Net assets - for variable life
  insurance policies                         $ 11,678,718 $  5,274,709 $    175,060 $  4,530,059 $ 21,658,546
                                              ============ ============ ============ ============ ============

Investments basis data:
      Shares Owned                                862,089    5,083,111      119,651      459,625
      Cost                                   $  9,652,511 $  5,083,111 $  1,204,793 $  5,015,173


See accompanying notes to financial statements.

                  ReliaStar Bankers Security Variable Life Separate Account I
                     Statement of Operations and Changes in Net Assets
                           For the Year Ended December 31, 1996

                                                                  Sub-accounts
                                                 Common       Money                     Asset        Total
                                                 Stock        Market        Bond      Allocation  Sub-accounts
                                              ------------ ------------ ------------ ------------ ------------
Investment income:
  Income:
    Reinvested dividends                     $  1,730,933 $    239,222 $     79,033 $    616,657 $  2,665,845
  Expenses:
    Mortality and expense risk charges             52,648       25,332        6,246       26,396      110,622
                                              ------------ ------------ ------------ ------------ ------------
Net investment income                           1,678,285      213,890       72,787      590,261    2,555,223

Net unrealized gains (losses) on investments      218,820       -           (45,487)     (58,160)     115,173
Net realized gains (losses) on investments        112,451       -            (2,455)      45,103      155,099
                                              ------------ ------------ ------------ ------------ ------------
  Net increase in net assets resulting
     from operations                            2,009,556      213,890       24,845      577,204    2,825,495

From policy related transactions:

  Transfers in for net premiums                   750,758      525,344       26,137      771,955    2,074,194

  Transfers between sub-accounts                    7,794       (9,177)       1,629         (246)        -

  Transfers for withdrawal/surrender             (629,285)    (289,528)      (7,385)    (389,029)  (1,315,227)

Transfer of investment and operating
  results to ReliaStar Bankers                   (397,332)    (247,087)     (28,931)    (362,831)  (1,036,181)
                                              ------------ ------------ ------------ ------------ ------------
Net increase in net assets                      1,741,491      193,442       16,295      597,053    2,548,281

Net assets, beginning of year                   9,937,227    5,081,267      158,765    3,933,006   19,110,265
                                              ------------ ------------ ------------ ------------ ------------
Net assets, end of year                      $ 11,678,718 $  5,274,709 $    175,060 $  4,530,059 $ 21,658,546
                                              ============ ============ ============ ============ ============

See accompanying notes to financial statements.

                  ReliaStar Bankers Security Variable Life Separate Account I
                         Statement of Operations and Changes in Net Assets
                               For the Year Ended December 31, 1995

                                                                   Sub-accounts
                                                Common       Money                   Asset       Total
                                                 Stock      Market       Bond     Allocation  Sub-accounts
                                              ----------- ----------- ----------- ----------- ------------
Investment income:
  Income:
    Reinvested dividends                     $   766,217 $   265,384 $    88,556 $   374,017 $  1,494,174
  Expenses:
    Mortality and expense risk charges            43,747      24,562       6,089      23,138       97,536
                                              ----------- ----------- ----------- ----------- ------------
Net investment income                            722,470     240,822      82,467     350,879    1,396,638

Net unrealized gains on investments            1,606,225       -         113,035     649,668    2,368,928
Net realized gains on investments                 21,777       -           -           5,314       27,091
                                              ----------- ----------- ----------- ----------- ------------
  Net increase in net assets resulting
       from operations                         2,350,472     240,822     195,502   1,005,861    3,792,657

From policy related transactions:

  Transfers in for net premiums                  806,287     520,818      27,169     859,175    2,213,449

  Transfers between sub-accounts                  16,931      (2,784)       -        (14,147)        -

  Transfers for withdrawal/surrender            (569,134)   (411,810)    (15,701)   (364,839)  (1,361,484)

Transfer of investment and operating
  results to ReliaStar Bankers                  (435,407)   (246,086)   (179,318)   (509,281)  (1,370,092)
                                              ----------- ----------- ----------- ----------- ------------
          Net increase in net assets           2,169,149     100,960      27,652     976,769    3,274,530

Net assets, beginning of year                  7,768,078   4,980,307     131,113   2,956,237   15,835,735
                                              ----------- ----------- ----------- ----------- ------------
Net assets, end of year                      $ 9,937,227 $ 5,081,267 $   158,765 $ 3,933,006 $ 19,110,265
                                              =========== =========== =========== =========== ============

See accompanying notes to financial statements.

                   ReliaStar Bankers Security Variable Life Separate Account I
                         Statement of Operations and Changes in Net Assets
                                 For the Year Ended December 31, 1994

                                                                    Sub-accounts
                                                 Common       Money                     Asset        Total
                                                 Stock        Market        Bond      Allocation  Sub-accounts
                                              ------------ ------------ ------------ ------------ ------------
Investment income:
  Income:
    Reinvested dividends                     $    751,944 $    167,844 $     79,455 $    326,897 $  1,326,140
  Expenses:
    Mortality and expense risk charges             38,943       23,541        5,721       19,168       87,373
                                              ------------ ------------ ------------ ------------ ------------
Net investment income                             713,001      144,303       73,734      307,729    1,238,767

Net unrealized losses on investments             (645,732)      -          (123,218)    (399,781)  (1,168,731)

Net realized gains(losses) on investments          14,527       -            (2,933)      -            11,594
                                              ------------ ------------ ------------ ------------ ------------
  Net increase(decrease) in net assets resulting
       from operations                             81,796      144,303      (52,417)     (92,052)      81,630

From policy related transactions:

  Transfers in for net premiums                   862,124      683,395       28,067      919,831    2,493,417

  Transfers between sub-accounts                   21,000      (39,241)         131       18,110       -

  Transfers for withdrawal/surrender             (633,567)    (301,779)      (8,746)    (270,052)  (1,214,144)

Transfer of investment and operating
  results from(to) ReliaStar Bankers             (261,278)    (273,280)      35,467     (264,132)    (763,223)
                                              ------------ ------------ ------------ ------------ ------------
                                                   70,075      213,398        2,502      311,705      597,680

Net assets, beginning of year                   7,698,003    4,766,909      128,611    2,644,532   15,238,055
                                              ------------ ------------ ------------ ------------ ------------
Net assets, end of year                      $  7,768,078 $  4,980,307 $    131,113 $  2,956,237 $ 15,835,735
                                              ============ ============ ============ ============ ============

See accompanying notes to financial statements.

ReliaStar Bankers Security Variable Life Separate Account I - Notes to Financial Statements - December 31, 1996

(1) Organization - ReliaStar Bankers Security Variable Life Separate Account I ("Separate Account I") was established by ReliaStar Bankers Security Life Insurance Company ("ReliaStar Bankers"), previously Bankers Security Life Insurance Society, in 1986 under New York insurance laws. Separate Account I operates as a unit investment trust under the Investment Company Act of 1940 and is used to fund certain benefits for variable life insurance policies issued by ReliaStar Bankers. The assets of Separate Account I and its sub-accounts are the property of ReliaStar Bankers. The portion of Separate Account I assets applicable to the variable life policies will not be charged with liabilities arising out of any other business ReliaStar Bankers may conduct. The net assets maintained in the sub-accounts provide the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under the state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in ReliaStar Bankers' general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

In January 1995, ReliaStar Bankers became an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), a financial services company based in Minneapolis, Minnesota. Prior to that time ReliaStar Bankers was an indirect wholly-owned subsidiary of USLICO Corporation. USLICO Series Fund ("Series Fund") is an open-end diversified management investment company whose shares are sold only to ReliaStar Bankers and other affiliates separate accounts.

(2)  Summary of Significant Accounting Policies
  (a) Valuation of Investments - Investments in shares of the Series Fund are valued at the reported net asset value of the respective portfolios. The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 1996, were:
	        			      Cost of Shares  	  Proceeds from
 Sub-account        Acquired 	   	    Shares Sold
	Common Stock	    $  1,730,933       $   496,949
	Money Market		        239,222		         119,626
 Bond  	       		       79,033	          170,973
 Asset Allocation      616,657	   		     388,530
	Total		          $  2,665,845       $ 1,176,078
   (b) Security Transactions - Purchases and sales are recorded on the trade date.
  (c) Federal Income Taxes - ReliaStar Bankers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code").
Since the sub-accounts are not separate entities from ReliaStar Bankers, and their operations form a part of ReliaStar Bankers, they will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Under existing Federal income tax law, investment income of the sub-accounts, to the extent that it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to ReliaStar Bankers.
  (d) Charges Deducted from Premiums - Transfers to the sub-accounts of Separate Account I for net premiums represent gross premiums payable for a policy year, less deductions for sales loads, administrative expenses, premium taxes, risk charges and additional premiums, if any, for optional insurance benefits.
  (e) Amounts Payable to ReliaStar Bankers - The amounts payable to ReliaStar Bankers in each sub-account arises from the amount allocated from ReliaStar Bankers to facilitate commencement of operations.
  (f) Dividends - Dividends received on the shares held by the sub-accounts of Separate Account I are reinvested to purchase additional shares of the applicable portfolio of the Series Fund.
  (g)  Transfer of Investment and Operating Results from(to) ReliaStar Bankers
- The sub-accounts transfer their investment and operating results in excess of amounts required to meet policyholder reserve and liability amounts to ReliaStar Bankers. When investment and operating results are insufficient to meet reserve requirements, ReliaStar Bankers transfers to the sub-accounts amounts sufficient to fund the deficiency. Also included in this transfer are cost of insurance charges totaling $789,100, $805,900 and $862,400 for all sub-accounts for the years ended December 31, 1996, 1995 and 1994 respectively.

(3) Administration and Related Party Transactions - A daily charge is made by ReliaStar Bankers against each sub-account's investments for mortality and expense risks at an effective annual rate of .50%. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated. Other costs of administering Separate Account I are absorbed by ReliaStar Bankers.

ReliaStar Financial Marketing Corporation, a direct wholly-owned ReliaStar subsidiary, acts as principal underwriter (as defined in the Investment Company Act of 1940) of Separate Account I's policies. Washington Square Advisers, Inc., previously known as Washington Square Capital, Inc., also a direct wholly-owned ReliaStar subsidiary, serves as investment adviser to the Series Fund with respect to short-term and fixed maturity securities. Newbold's Asset Management, Inc. serves as investment sub-adviser to the Series Fund with respect to equity securities.

Certain officers and directors of ReliaStar and ReliaStar Bankers are also officers and directors of ReliaStar Financial Marketing Corporation, the Series Fund and Washington Square Advisers, Inc.

INDEPENDENT AUDITORS' REPORT


To Reliastar Bankers Security Life Insurance Company and ReliaStar Bankers Security Variable Life Separate Account I Policyowners:

We have audited the accompanying statement of assets and liabilities of ReliaStar Bankers Security Variable Life Separate Account I as of December 31, 1996, and the related statements of operations and changes in net assets for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the management of ReliaStar Bankers Security Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. The statement of operations and changes in net assets for the year ended December 31, 1994 was audited by other auditors whose report dated February 2, 1995 expressed an unqualified opinion on the statement.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the ReliaStar Bankers Security Variable Life Separate Account I as of December 31, 1996, and the results of its operations and changes in net assets for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.





Deloitte & Touche LLP

Minneapolis, MN
January 31, 1997